Employee And Director Benefit Plans	12 Months Ended
Dec. 31, 2011
Employee And Director Benefit Plans [Abstract]
Employee And Director Benefit Plans

Note 17 - Employee and Director Benefit Plans

Employees' Savings Plus and Profit Sharing Plan

The Company has established an associate tax deferred savings plan under Section 401(k) of the Internal Revenue Code of 1986. All associates are eligible to make elective deferrals on the first day if calendar month coincident or next following the date the associate attains the age of 18, completes one year of eligibility service and completes at least 1,000 hours of service and is 100% vested in the plan once they enroll.

The Company's annual contribution to the plan was $306,673 in 2011, $296,466 in 2010 and $210,884 in 2009, determined as follows:

•

The Company will contribute a safe harbor matching contribution in an amount equal to :(i) 100% of the matched employee contributions that are not in excess of 3% of compensation, plus (ii) 50% of the amount of the matched employee contributions that exceed 3% of compensation, but do not exceed 5% of compensation.

•	A discretionary contribution, subject to approval by the Board of Directors, limited to an amount not to exceed the maximum amount deductible for income tax purposes.

Directors' Deferred Compensation Plan

On March 1, 1994, the Company established a Directors' Deferred Compensation Plan in accordance with the laws of the State of North Carolina under which each Director could elect to defer receipt for services rendered to the Company as a Director during the term of his or her service by entering into a written deferred compensation election. This plan was closed to new participants in 2001; subsequently, only two directors continued to defer receipt of fees in 2007 and one director continued in 2008. The balance in deferred directors' compensation, not yet disbursed, was $165,487 at December 31, 2008. The plan was terminated in 2009 and all funds have been disbursed. Expense for the year ended December 31, 2009 was $12,078.

Employee Stock Ownership Plan

The Company established an Employee Stock Ownership Plan ("ESOP") to benefit all qualified employees. The ESOP purchased 293,216 dividend adjusted shares of common stock in 1999 with proceeds received from a loan of $1.2 million from the Company. The loan is to be repaid over eighteen years with interest at 8%. The loan may be prepaid without penalty. The unallocated shares of stock held by the ESOP are pledged as collateral for the loan. The ESOP is funded by contributions made by the Company and its subsidiaries in amounts sufficient to retire the debt. At December 31, 2011, the outstanding balance of the loan is $511,237 and is presented as a reduction of shareholders' equity.

All the debt payments are made on the loans, shares associated with those debt payments are released to the ESOP and allocated among active participants on the basis of compensation in the year of allocation. Benefits vest 100% as they are allocated to participants. Dividends on unallocated shares may be used by the ESOP to repay the loan to the Company and are not reported as dividends in the financial statements. Dividends on allocated or committed to be allocated shares are credited to the accounts of the participants and reported as dividends in the consolidated financial statements.

The Company established a $500,000 line of credit to the ESOP in the third quarter of 2010 for the purpose of purchasing shares for the ESOP plan. Advances of $260,541 have been made under this line of credit, and a total of 79,434 unallocated shares have been purchased from the open market from the advance proceeds and pledged as collateral. The unused balance of the line of credit at December 31, 2011 was $239,459. This amount is available for future advances to purchase stock for the ESOP plan. At December 31, 2011, the outstanding balance of the loan is $260,541 and is presented as a reduction of shareholders' equity.

During 2011 the Company continued to expense approximately 2% of salaries as a contribution to the ESOP Plan the same as 2010 compared to 3% contributed in 2009. The reduction in the percentage contributed was due to an increase in contributions to the Employees' Savings Plus and Profit Sharing Plan which was increased from a maximum match of 3% to a maximum match of 4% of associate contributions. Expenses of $219,657, $229,011 and $350,068 during the years ended December 31, 2011, 2010 and 2009, respectively, were incurred in connection with the ESOP.

At December 31, 2011, 409,129 shares held by the ESOP, including additional shares purchased, have been released or committed to be released to the ESOP's participants for purposes of computing earnings per share. There were 160,883 shares unallocated with a fair value of approximately $519,652 at December 31, 2011.

Supplemental Executive Retirement Plan

The Company has implemented a non-qualifying deferred compensation plan for certain executive officers. Certain of the plan benefits will accrue and vest during the period of employment and will be paid in fixed monthly benefit payments for up to ten years commencing with the officer's retirement at any time after attainment of the age specified in the officer's plan agreement. The plan also provides for payment of death benefits and for payment of disability benefits in the event the officer becomes permanently disabled prior to attainment of retirement age.

Effective December 31, 2008, this plan was amended and restated to comply with Section 409A of the Internal Revenue Code. The participants' account liability balances as of December 31, 2008 could be transferred into a trust fund, where investments will be participant-directed.

The plan is structured as a defined contribution plan and the Company's expected annual funding contribution for the participants has been calculated through the participant's expected retirement date. Under terms of the agreement, the Company has reserved the absolute right, at its sole discretion, to either fund or refrain from funding the plan. The plan also provides for payment of death benefits and for payment of disability benefits in the event the officer becomes permanently disabled prior to attainment of retirement age.

During 2011, 2010 and 2009 a provision of $266,800, $266,800 and $500,800, respectively, was expensed for future benefits to be provided under the plan. The liability accrued for compensation deferred under the plan amounts to $2.0 million and $1.7 million at December 31, 2011 and 2010, respectively.

Split-Dollar Life Insurance

The Company has entered into Life Insurance Endorsement Method Split-Dollar Agreements with certain officers. Under these agreements, upon death of the officer, the Company first recovers the cash surrender value of the contract and then shares the remaining death benefits from insurance contracts, which are written with different carriers, with the designated beneficiaries of the officers. The death benefit to the officers' beneficiaries is a multiple of base salary at the time of the agreements. The Company, as owner of the policies, retains an interest in the life insurance proceeds and a 100% interest in the cash surrender value of the policies. During 2011 and 2010, the expense income associated with these policies was $53,938 and $(12,322), respectively.